                                                 UNITED STATES

                                      SECURITIES AND EXCHANGE COMMISSION

                                            Washington, D.C. 20549

                                                   FORM 8-K

                                                CURRENT REPORT

                                    Pursuant to Section 13 or 15(d) of the

                                        Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported) March 30, 2007

                                   Commission File Number of issuing entity:
                                                 333-131213-48

                                          RALI Series 2007-QO3 Trust

                                        (Exact name of issuing entity)

                                     Commission File Number of depositor:
                                                  333-131213

                                       Residential Accredit Loans, Inc.

                             (Exact name of depositor as specified in its charter)

                                       Residential Funding Company, LLC

                              (Exact name of sponsor as specified in its charter)

                        DELAWARE                                                None
              (State or other jurisdiction                              (I.R.S. employer
                  of incorporation)                                    identification no.)

                       c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
                       (Address of principal executive offices)               (Zip code)

                       Registrant's telephone number, including area code (952) 857-7000

                       _________________________________________________________________

                         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

               On March 30, 2007,  Residential  Accredit Loans, Inc. (the  "Registrant"),  as depositor for the
RALI Series 2007-QO3 Trust (the "Trust"),  expects to issue Mortgage  Asset-Backed  Pass-Through  Certificates,
Series  2007-QO3,  including the following  classes  offered  pursuant to a Registration  Statement on Form S-3
(File No.  333-131213)  filed by the Registrant with the Securities and Exchange  Commission:  Class A-1, Class
A-2,  Class A-3,  Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and
Class M-9 (the "Certificates").

               Copies of the  opinions of Orrick,  Herrington  & Sutcliffe  LLP with respect to legality of the
Certificates  and with  respect to certain  federal tax  matters,  together  with  related  consents of Orrick,
Herrington & Sutcliffe LLP to the  incorporation  by reference of such opinions as exhibits to the Registration
Statement, are filed as Exhibits to this Report.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:  The following are filed as Exhibits to this Report:

Exhibit
Number

5.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

8.1     Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

23.1    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

23.2    Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).

                                                  SIGNATURES

               Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL ACCREDIT LOANS, INC.,

                                                   as depositor for the Trust

                                                   By:     /s/ Joseph Orning
                                                      Name:   Joseph Orning
                                                      Title:  Vice President

Dated:  March 30, 2007

Exhibit 5.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.

Exhibit 8.1

Opinion of Orrick, Herrington & Sutcliffe LLP with respect to certain tax matters.

Exhibit 23.1

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2

Consent of Orrick, Herrington & Sutcliffe LLP (included in opinion filed as Exhibit 8.1).